Exhibit 10.34

STOCK OPTION AGREEMENT

AGREEMENT, made as of the_______________________ day of________________________, 20__ (“Grant Date”) by and between CPI Aerostructures, Inc., a New York corporation (“Company”) with principal offices located at 91 Heartland Boulevard, Edgewood, New York 11717, and_________________Optionee”) ______________________

WHEREAS, the Optionee presently serves as a non-employee director of the Board of Directors of the Company;

WHEREAS, pursuant to the terms and conditions of the Company’s Performance Equity Plan 2009 (“Plan”), the Board of Directors of the Company has authorized that the Optionee be granted options to purchase __________  shares of the authorized but unissued common shares of the Company, $.001 par value (“Common Shares”) in accordance with the Company’s non-employee director compensation plan, and conditioned upon the Optionee’s acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms of the Plan (capitalized terms used herein and not otherwise defined have the meanings set forth in the Plan); and

WHEREAS, the Optionee desires to acquire the Option on the terms and conditions set forth in this Agreement and subject to the terms of the Plan.

IT IS AGREED:

1. Grant of Stock Option.  The Company hereby grants to the Optionee the right and option (“Option”) to purchase all or any part of an aggregate of _____________ Common Shares (“Option Shares”) on the terms and conditions set forth herein and subject to the provisions of the Plan.

2. Non-Incentive Stock Option.  The Option represented hereby is not intended to be an Option that qualifies as an “Incentive Stock Option” under Section 422 of the Internal Revenue Code of 1986, as amended.

3. Exercise Price.  The exercise price (“Exercise Price”) of the Option shall be $ ___________  per share, subject to adjustment as hereinafter provided.

4. Exercisability.  Subject to the terms and conditions of the Plan and this Agreement, this Option will become vested and exercisable __________________ , and this Option shall remain exercisable until the close of business on _____________  with respect to all Option Shares (“Exercise Period”).

5. Termination of Employment by or Association with the Company.  Upon termination of Optionee’s employment by, or association with, the Company, this Option will terminate in accordance with the provisions of the Plan; provided that, for purposes of this Option, the definition of “Normal Retirement” means retirement from active employment or service as a director of the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

6. Withholding Tax.  Not later than the date as of which an amount first becomes includible in the gross income of the Optionee for Federal income tax purposes with respect to the Option, the Optionee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount (“Withholding Tax”).  The obligations of the Company under the Plan and pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any Withholding Taxes from any payment of any kind otherwise due to the Optionee from the Company.

7. Adjustments.  In the event of any change in the Common Shares of the Company as a whole occurring as the result of a common stock split, or reverse split, common stock dividend payable on Common Shares, combination or exchange of shares, or other extraordinary or unusual event occurring after the grant of the Option, the Board of Directors shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of this Option or the aggregate number of shares reserved for issuance under the Plan.  Any such adjustments will be made by the Board of Directors, whose determination will be final, binding and conclusive.

8. Method of Exercise.

8.1 Notice to the Company.  The Option shall be exercised in whole or in part by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice and of the Withholding Taxes, if any.

8.2 Delivery of Option Shares.  The Company shall deliver a certificate for the Option Shares to the Optionee as soon as practicable after payment therefor.

8.3 Payment of Purchase Price.

8.3.1 Cash Payment.  The Optionee shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

8.3.2 Cashless Payment.  Provided that prior approval of the Company has been obtained, the Optionee may use Common Shares of the Company owned by him or her to pay the purchase price for the Option Shares by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.  Common Shares used for this purpose shall be valued at the Fair Market Value.

8.3.3 Payment of Withholding Tax.  Any required Withholding Tax may be paid in cash or with Common Shares in accordance with Sections 8.3.1 and 8.3.2.

8.3.4 Exchange Act Compliance.  Notwithstanding the foregoing, the Company shall have the right to reject payment in the form of Common Shares if in the opinion of counsel for the Company, (i) it could result in an event of “recapture” under Section 16(b) of the Securities Exchange Act of 1934; (ii) such Common Shares may not be sold or transferred to the Company; or (iii) such transfer could create legal difficulties for the Company.

9. Nonassignability.  The Option shall not be assignable or transferable, except by will or by the laws of descent and distribution in the event of the death of the Employee.   No transfer of the Option by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

10. Company Representations.  The Company hereby represents and warrants to the Optionee that:

(i) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

(ii) the Option Shares, when issued and delivered by the Company to the Optionee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

       11. Optionee Representations.  The Optionee hereby represents and warrants to the Company that:

(i) he is acquiring the Option and shall acquire the Option Shares for his own account and not with a view towards the distribution thereof;

(ii) he has received a copy of the Plan as in effect as of the date of this Agreement;

(iii) he has received a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act, within the last 24 months and all reports issued by the Company to its stockholders;

(iv) he understands that he must bear the economic risk of the investment in the Option Shares, which cannot be sold by him unless they are registered under the Securities Act of 1933 (“1933 Act”) or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

(v) in his position with the Company, he has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (iii) above;

(vi) he is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

(vii) if, at the time of issuance of the Option Shares, the issuance of such shares have not been registered under the 1933 Act, the certificates evidencing the Option Shares shall bear the following legends:

    “The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933.  The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act.”

                 "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement dated as of _______, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof.”

12. Restriction on Transfer of Option Shares.

12.1 Anything in this Agreement to the contrary notwithstanding, the Optionee hereby agrees that he or she shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him or her without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) the Optionee has furnished the Company with notice of such proposed transfer and the Company’s legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

12.2 Anything in this Agreement to the contrary notwithstanding, Optionee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him (i) prior to six months after the Grant Date and (ii) except in accordance with Company’s policy regarding the sale and disposition of securities owned by Company insiders.

13. Miscellaneous.

13.1 Notices.  All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier to the parties at their respective addresses set forth herein, or to such other address as either party shall have specified by notice in writing to the other.  Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

13.2 Conflicts with the Plan.  In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

13.3 Optionee and Stockholder Rights.  The Optionee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.  Nothing contained in this Agreement shall be deemed to confer upon Optionee any right to continue to be a director of the Company.

13.4 Waiver.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

13.5 Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.  This Agreement may not be amended except by writing executed by the Optionee and the Company.

13.6 Binding Effect; Successors.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives.  Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives, any rights, remedies, obligations or liabilities.

13.7 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

13.8 Headings.  The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

13.9 Section 409A.  The Option granted hereunder is intended to be exempt from the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A ”).  To the extent that the Options or any payments or benefits provided hereunder are considered deferred compensation subject to Section 409A, the Company intends for this Agreement and the Option to comply with the standards for nonqualified deferred compensation established by Section 409A (the “409A Standards”).  Notwithstanding anything herein to the contrary, to the extent that any terms of this Agreement or the Option would subject the Optionee to gross income inclusion, interest or an additional tax pursuant to Section 409A, those terms are to that extent superseded by the 409A Standards.  The Company reserves the right to amend the Option granted hereunder to cause such Option to comply with or be exempt from Section 409A.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above:

CPI AEROSTRUCTURES, INC.

By: _________________________
Name:
Title:

Optionee:

______________________________
Name:

EXHIBIT A
FORM OF NOTICE OF EXERCISE OF OPTION

____________________
           DATE

CPI AEROSTRUCTURES, INC.
91 Heartland Boulevard
Edgewood, New York  11717
Attention: Chief Financial Officer

Re:           Purchase of Option Shares

Gentlemen:

In accordance with my Stock Option Agreement dated as of ______________________with CPI Aerostructures, Inc. (“Company”), I hereby irrevocably elect to exercise the right to purchase _________ common shares, par value $.001 per share of the Company, which are being purchased for investment and not for resale.

As payment for my shares, enclosed is (check and complete applicable box[es]):

□	a [personal check] [certified check] [bank check] payable to the order of “CPI Aerostructures, Inc.” in the sum of $_________;

□	confirmation of wire transfer in the amount of $_____________; and/or

□
with the consent of the Company, a certificate for _____________ Common Shares  of the Company,  free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in the Performance Equity Plan 2009) of $___________.

I hereby represent and warrant to, and agree with, the Company that:

(i) I am acquiring the Option Shares for my own account, for investment, and not with a view towards the distribution thereof;

(ii) I have received a copy of the Plan and all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

(iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (“1933 Act”) or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

(iv) I agree that I will not sell, transfer by any means or otherwise dispose of the Option Shares acquired by me hereby except in accordance with Company’s policy regarding the sale and disposition of securities owned by Company insiders;

(v) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

(vi) my rights with respect to the Option Shares shall, in all respects, be subject to the terms and conditions of the Company’s Performance Equity Plan 2009 and the Agreement;

(vii) I  am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

(viii) if, at the time of issuance of the Option Shares, the issuance of such shares have not been registered under the 1933 Act,  the certificates evidencing the Option Shares shall bear the following legends:

“The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933.  The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act.”

“The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement dated as of, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof.”

Kindly forward to me my certificate at your earliest convenience.

Very truly yours,

Signature	Address

Print Name
(Social Security Number)